

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership 1988-B, Ltd.'s balance sheet and statement of operations  contained in its Form 10-K for the year ended  December 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         1,408
<SECURITIES>                                   0
<RECEIVABLES>                                  1,590
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               2,998
<PP&E>                                         3,289,486
<DEPRECIATION>                                 (2,937,449)
<TOTAL-ASSETS>                                 355,035
<CURRENT-LIABILITIES>                          38,425
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     316,610
<TOTAL-LIABILITY-AND-EQUITY>                   355,035
<SALES>                                        53,592
<TOTAL-REVENUES>                               53,664
<CGS>                                          0
<TOTAL-COSTS>                                  65,357<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (38,525)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (38,525)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (38,525)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


